Inventories - Inventories and Reduction of Certain Inventories to LIFO Basis (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Inventory Net [Abstract]
Raw materials	$ 116.6	$ 124.2
Work in process	110.9	117.0
Finished goods	514.5	539.1
Subtotal (at FIFO)	742.0	780.3
Reduction of certain inventories to LIFO basis	(53.6)	(51.4)
Total	$ 688.4	$ 728.9